exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

EXXUA™ Launch

Aytu BioPharma Investor Day

January 20, 2026


Actor portrayals.

exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Introduction

Josh Disbrow
Co-Founder & Chief Executive Officer

Forward Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). All statements other than statements of historical facts contained in this presentation, are forward-looking statements. Forward-looking statements are generally written in the future tense and/or are preceded by words such as "may," "will," "should," "forecast," "could," "expect," "suggest," "believe," "estimate," "continue," "anticipate," "intend," "plan," or similar words, or the negatives of such terms or other variations on such terms or comparable terminology. All statements other than statements of historical facts contained in this presentation, are forward-looking statements. These statements are predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others, risks associated with: the Company's overall financial and operational performance, potential adverse changes to the Company's financial position or its business, the results of operations, strategy and plans, changes in capital markets and the ability of the Company to finance operations in the manner expected, risks relating to gaining market acceptance of its products, its partners performing their required activities, its anticipated future cash position, regulatory and compliance challenges and future events under current and potential future collaborations. The Company also refers you to (i) the risks described in "Risk Factors" in Part I, Item 1A of the Company's most recent Annual Report on Form 10 K and in the other reports and documents it files with the United States Securities and Exchange Commission.

Important Safety Information

exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

WARNING: SUICIDAL THOUGHTS AND BEHAVIORS

Antidepressants increase the risk of suicidal thoughts and behaviors in pediatric and young adult patients in short-term studies. Closely monitor all antidepressant-treated patients for clinical worsening and emergence of suicidal thoughts and behaviors. EXXUA is not approved for use in pediatric patients.

INDICATIONS AND USAGE

EXXUA is indicated for the treatment of major depressive disorder (MDD) in adults.

Select Important Safety Information

exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

CONTRAINDICATIONS

EXXUA is contraindicated in patients:

- with known hypersensitivity to gepirone or components of EXXUA.
- with prolonged QTc interval > 450 msec at baseline.
- with congenital long QT syndrome.
- receiving concomitant strong CYP3A4 inhibitors.
- with severe hepatic impairment.
- taking, or within 14 days of stopping, MAOIs due to the risk of serious and possibly fatal drug interactions, including hypertensive crisis and serotonin syndrome. Starting EXXUA in a patient treated with reversible MAOIs such as linezolid or intravenous methylene blue is also contraindicated.

EXXUA™ is the First and Only Selective $5\text{-}HT_{1A}$ Agonist Approved for MDD in Adults

- FDA-approved as a **once-daily extended-release tablet** for treatment of adults with MDD
- **Member of the azapirone class**, which includes Buspar® (commercially available as generic buspirone)(approved for anxiety, but not for MDD)
- **Mechanism of action (MOA) is distinct** from SSRIs, SNRIs, and buspirone
- Designed to **selectively activate pre- and postsynaptic 5-HT1A** receptors

Buspar is a registered trademark of Mead Johnson & Company.

Please see Important Safety Information throughout and Full Prescribing Information for EXXUA at this presentation.

exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Aytu BioPharma Executive Team



Josh Disbrow
Chief Executive Officer

Ampio Pharmaceuticals
arbor Pharmaceuticals, LLC
LivaNova
LipoScience
GSK



Ryan Selhorn
Chief Financial Officer

Innovus Pharma
SA Signature Analytics
MediciNova
darébio
Grant Thornton



Greg Pyszczymuka
Chief Commercial Officer

NEOS Therapeutics
AQUA Pharmaceuticals
IROKO Pharmaceuticals, LLC
ZOGENIX
endo



Margaret Cabano
Senior VP of Operations

NEOS Therapeutics
Respiratory Therapeutics
CardinalHealth



Suzane Kennedy
Vice President of Regulatory Affairs and Quality Assurance

ARMIS Biopharma
UPSHER-SMITH
ConMed
Cochlear



Jarrett Disbrow
Chief Business Officer

VYRIX Pharmaceuticals
arbor Pharmaceuticals, LLC
Accentia Biopharmaceuticals
GSK



Dr. Gerwin Westfield
Senior VP of Scientific Affairs

arbor Pharmaceuticals, LLC
everly health

Today's Meeting Objectives

- **Discuss the 5-HT1A receptor and its clinical importance in Major Depressive Disorder**
- **Highlight unmet treatment needs and their implications for antidepressant treatment selection in Major Depressive Disorder**
- **Share EXXUA clinical trial data including efficacy and safety**
- **Review Aytu BioPharma's financials relating to the EXXUA license and the launch plan**
- **Discuss Aytu BioPharma's EXXUA commercial launch plan**
- **Answer attendees' questions**

Please see Important Safety Information throughout and Full Prescribing Information for EXXUA at this presentation.

exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Introduction

Gerwin Westfield, PhD
Senior Vice President of Scientific Affairs

exxua™ (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

The 5-HT_{1A} Receptor and Its Clinical Importance in Major Depressive Disorder (MDD)

Stephen M. Stahl, MD, PhD, DSc (Hon), DMedSci (Hon, Cambridge)

Adjunct Professor of Psychiatry, University of California San Diego
Clinical Professor of Psychiatry and Neuroscience, University of California, Riverside
Honorary Visiting Senior Fellow, University of Cambridge
Director of Psychopharmacology Services, California Department of State Hospitals

exxua™ (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

MDD Pathophysiology

The monoamine-deficiency theory of depression proposes that **depletion of the neurotransmitters serotonin, norepinephrine, and/or dopamine** is a key underlying driver of MDD


Serotonin
Norepinephrine
Dopamine

- Alterations in these neurotransmitters are believed to affect **mood regulation** and **cognitive function**

Stahl SM. 5th ed. Cambridge University Press; 2021.

Defining Major Depressive Disorder

DSM-5-TR Criteria

- **Depressed mood***
- **Reduced interest or pleasure in activities***
- Unintentional changes in appetite or weight
- Insomnia or hypersomnia
- Psychomotor agitation or retardation
- Fatigue or loss of energy
- Feelings of worthlessness or inappropriate guilt
- Reduced ability to think, concentrate, or make decisions
- Thoughts of death, suicidal ideation, or suicide attempt

Symptoms:

- Are present **almost every day** and represent a change in functioning
- Cause **distress or impairment** and are not caused by a substance or another medical condition
- Cannot be better explained by other diagnoses

*The presence of at least 1 of the 2 symptoms is mandatory for diagnosis.
DSM-5-TR, *Diagnostic and Statistical Manual of Mental Disorders* (Fifth Edition, Text Revision).
American Psychiatric Association. 5th ed, text revision. American Psychiatric Association; 2022.

exxua™ (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Normal Signaling at a Serotonergic Synapse



Normal State
MDD State
Presynaptic neuron
Synapse
Postsynaptic neuron
Neurotransmitter
(5-HT)
Receptor

- Most synapses are "asymmetric," as communication flows from the axon of the first neuron to the second neuron
- This means that there are **presynaptic** elements that differ from **postsynaptic** elements

In the MDD disease state

- **Presynaptic** autoreceptors are upregulated
- Multiple subtypes of **postsynaptic** receptors are also upregulated
- There is a relative **deficiency of serotonin** at the synapse

Stahl SM. 5th ed. Cambridge University Press; 2021.

Signaling at a Serotonergic Synapse in MDD



Presynaptic neuron
Synapse
Postsynaptic neuron
5-HT1A autoreceptor

In the MDD disease state:

- **Presynaptic** autoreceptors are upregulated
- Multiple subtypes of **postsynaptic** receptors are also upregulated
- There is a relative **deficiency of serotonin** at the synapse

Stahl SM. 5th ed. Cambridge University Press; 2021.

Mechanism of Action: SSRIs and SNRIs

SSRIs and SNRIs flood the synapse with serotonin, **nonselectively binding multiple 5-HT receptor types**

- Activation of the **$5\text{-}HT_{1A}$ receptor** is thought to promote an **antidepressant effect**
- Activation of the **$5\text{-}HT_{2A}$ receptor** is associated with **sexual dysfunction**, insomnia, and anxiety
- **13 other 5-HT receptor subtypes** may be affected
  - Activation of multiple 5-HT receptor subtypes may affect **appetite regulation**
  - Not all subtypes are linked to depression



5-HT, serotonin; SNRI, serotonin-norepinephrine reuptake inhibitor; SSRI, selective serotonin reuptake inhibitor.
Stahl SM. 5th ed. Cambridge University Press; 2021.

exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Reuptake Inhibitors Can Relieve Symptoms but Sometimes at a Cost

Drugs designed based on reuptake inhibition exhibit some symptom relief but also lead to off-target side effects

Reuptake Inhibiting Drugs

Clinical Benefits

- Improvement in core depressive symptoms vs placebo
- Established efficacy across multiple drug classes
- Broad symptom coverage
  - Improved mood
  - Increased motivation
  - Better sleep/appetite

Mechanism-Linked Harms

- Sexual dysfunction
- Gastrointestinal upset
  - Gut 5-HT signaling
- Sleep disturbance, activation, autonomic symptoms
- Risk shaped by transporter selectivity and patient factors

5-HT, serotonin.

Stahl SM. 5th ed. Cambridge University Press; 2021.

Presynaptic Effects of EXXUA™



5-HT1A
autoreceptor

- EXXUA™ acts as a full agonist at presynaptic 5-HT_{1A} autoreceptors, enhancing neurotransmission[1,2]
- 5-HT_{1A} agonism at autoreceptors is thought to facilitate downregulation of inhibitory 5-HT_{1A} autoreceptors, reducing inhibition of serotonergic signaling and improving antidepressant efficacy[3]

EXXUA™

Activated receptor

1. EXXUA™ (gepirone). Prescribing Information. Fabre-Kramer Pharmaceuticals, Inc. 2. Data on file. Clinical Trial Report 134001. Organon Inc. 2001. 3. Shad MU. *J Pers Med*. 2023;13(5):773.

exxua™ (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Postsynaptic Effects of EXXUA™[1,2]



5-HT2A
5-HT1A

- EXXUA™ acts as a $5\text{-}HT_{1A}$–specific partial agonist, contributing to its antidepressant action*
- EXXUA™ does not have actions at receptors known to be associated with sexual side effects and weight gain

EXXUA™

Activated receptor

*A partial agonist is a drug that delivers a submaximal response even at full receptor occupancy.

1. EXXUA™ (gepirone). Prescribing Information. Fabre-Kramer Pharmaceuticals, Inc. 2. Data on file. Clinical Trial Report 134001. Organon Inc. 2001.

exxua (gepirone) extended-release tablets
18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Potential Implications for Mood, Anxiety, Cognition, and Stress Circuits

mPFC[1]

- Postsynaptic $5\text{-}HT_{1A}$ modulates E/I balance
- Linked to mood regulation, cognitive control, and the antidepressant response

Amygdala[2]

- Postsynaptic $5\text{-}HT_{1A}$ receptor activation contributes to anxiolytic effects



Hippocampus[2]

- High density of postsynaptic $5\text{-}HT_{1A}$ receptors
- Implicated in mood, stress response regulation, and plasticity effects associated with antidepressant response

VTA[1]

- $5\text{-}HT_{1A}$–induced increases in dopamine signaling may alter motivation and anhedonia

Dorsal Raphe Nucleus[2]

- $5\text{-}HT_{1A}$ autoreceptors control serotonergic neuron firing and determine serotonergic tone downstream

→ Direction of serotonin signal pathways

E/I, excitatory/inhibitory; mPFC, medial prefrontal cortex; VTA, ventral tegmental area.

1. Díaz-Mataix L, et al. *J Neurosci*. 2005;25(47):10831-10843. 2. García-García AL, et al. *Psychopharmacology (Berl)*. 2014;231(4):623-636.

exxua™
(gepirone)
extended-release tablets
18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

FDA-Approved Azapirones[1,2]

Buspirone



- Azapirone class: 5-HT_{1A} agonist
  - Broad, low-affinity interactions, including dopamine antagonism
- Dosing: multiple oral IR tablets daily
- Half-life: 2 to 3 hours
- Indication: management of anxiety disorders or short-term relief of symptoms of anxiety

EXXUA™



- Azapirone class: 5-HT_{1A} agonist
  - Highly targeted to 5-HT_{1A} receptor
- Dosing: once-daily oral ER tablets
- Half-life: 5 hours
- Indication: treatment of MDD in adults

ER, extended-release; IR, immediate-release.

1. BuSpar™ (buspirone). Prescribing Information. Teva Pharmaceuticals, Inc.
2. EXXUA™ (gepirone). Prescribing Information. Fabre-Kramer Pharmaceuticals, Inc.

exxua™
(gepirone)
extended-release tablets
18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Key Takeaways

- MDD is thought to be in part caused by depletion of monoamine neurotransmitters across multiple brain regions[1]
- Nonselective mechanisms of monoamine reuptake–blocking antidepressants frequently cause treatment-emergent adverse events[1]
- EXXUA™ is a highly targeted 5-HT_{1A} agonist with pre- and postsynaptic actions[2,3]
- 5-HT_{1A} agonism provides antidepressant effect without flooding the brain with serotonin, which can lead to off-target and undesirable side effects[4]

1. Stahl SM. 5th ed. Cambridge University Press; 2021. 2. EXXUA™ (gepirone). Prescribing Information. Fabre-Kramer Pharmaceuticals, Inc.
3. Data on file. Clinical Trial Report 134001. Organon Inc. 2001. 4. Serretti A, et al. *J Clin Psychopharmacol.* 2009;29(3):259-266.

exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Unmet Treatment Needs and Their Implications for Antidepressant Treatment Selection in Major Depressive Disorder

Anita H. Clayton, MD

Wilford W. Spradlin Professor of Psychiatry and Neurobehavioral Sciences, University of Virginia School of Medicine
Professor of Clinical Obstetrics and Gynecology, University of Virginia School of Medicine
President of the American Society of Clinical Psychopharmacology

Prevalence of MDD: United States


Past-Year Prevalence of MDD Among US Adults (2021)
Percent
0
5
10
15
20
8.3
10.3
6.2
18.6
9.3
4.5
7.9
8.9
6.7
4.8
11.2
5.1
13.9
All
Female
Male
18-25
26-49
50+
Hispanic
White
Black/AA
Asian
AI/AN
NH/OPI
≥2
Sex
Age
Race/Ethnicity

- An estimated **21.0 million adults** in the US had at least 1 major depressive episode in 2021, representing 8.3% of all US adults
- Of those, **14.5 million also experience severe impairment**, representing 5.7% of all US adults

AA, African American; AI/AN, American Indian/Alaskan Native; NH/OPI, Native Hawaiian/Other Pacific Islander.
National Institute of Mental Health. Updated July 2023. Accessed December 16, 2025.
https://www.nimh.nih.gov/health/statistics/major-depression

Acute and Long-Term STAR*D Outcomes



% of patients
80
70
60
50
40
30
20
10
40.1
16.3
36.8
55.3
19.5
30.6
64.6
25.6
13.7
71.1
34.1
13.0
Step 1 (n=3,671)
Step 2 (n=1,439)
Step 3 (n=390)
Step 4 (n=123)
Relapse
Intolerance
Remission

Step 1: Patients begin with SSRI therapy
Step 2: Nonremitters move to a structured switch or augmentation strategy to address inadequate response
Step 3: Patients failing Step 2 receive more intensive switch or augmentation options
Step 4: Persistently nonremitting patients enter final-line therapies, reserved for highly treatment-resistant depression

STAR*D, Sequenced Treatment Alternatives to Relieve Depression; SSRI, selective serotonin reuptake inhibitor.
Rush AJ, et al. *Am J Psychiatry.* 2006;163(11):1905-1917.

Impact of Tolerability Concerns on Adherence, Persistence, and Quality of Life



After 1 Treatment
0%
33%
60%
Relapse rate
100%
3 months
6 months
12 months
After 4 Treatments
0%
30%
50%
70%
Relapse rate
100%
3 months
6 months
12 months
In remission
Not in remission

- **50% to 60% of patients fail** to achieve remission with first-line SSRIs
- Even if they achieve symptom remission, many patients often **do not reach full functional recovery** (eg, cognitive function, workplace productivity, etc.)
- **Nearly half** of all patients with MDD have been shown to discontinue their first-line treatment
- When left untreated, 2/3 of patients with MDD contemplate suicide, and **10% to 15% die by suicide**

SSRI, selective serotonin reuptake inhibitor.
Stahl SM. 5th ed. Cambridge University Press; 2021.

Switching and Discontinuation Patterns

Rates of Switching

A study of 56,521 outpatients beginning antidepressant therapy found that **8.6% switched medications** within the **first 90 days**[1]

Among **young adults** with depression, the switching rate can be as high as **~17.4%**[2]

Reasons for Switching

In an outpatient survey on SSRI use, patients reporting "moderately or extremely bothersome" side effects had **~3× higher odds** of switching **within 3 months**[3]

Many patients who switch may do so because of **poor tolerance/adverse effects** rather than inefficacy[3]

SSRI, selective serotonin reuptake inhibitor.

1. Marcus SC, et al. *Psychiatr Serv*. 2009;60(5):617-623. 2. Andersson L, et al. *Soc Psychiatry Psychiatr Epidemiol*. 2022;57(4):647-657.
3. Bull SA, et al. *JAMA*. 2002;288(11):1403-1409.

Common Antidepressant AEs can Exacerbate MDD

Sexual dysfunction and weight gain are significant causes of treatment discontinuation with antidepressants[1]

Of patients taking antidepressants:

~**50%**

experience **treatment-emergent sexual dysfunction (TESD)**[1]

- **Low desire/libido, reduced arousal, trouble achieving orgasm, and lack of energy**
- TESD is associated with worsening depression, diminished relationship satisfaction, lower self-esteem, and even suicidality[2]

Up to **65%**

experience **weight gain with long-term use**[3]

- May occur during **acute and maintenance phases** of treatment[4]
- Can **further increase the high risk of obesity and cardiovascular disease** in patients with MDD[3]

AE, adverse event.

1. Montejo AL, et al. *J Clin Psychiatry*. 2001;62(suppl 3):10-21. 2. Jacobsen PL, et al. *Neurol Psychiatry Brain Res*. 2020;36:57-64.
3. Mouawad M, et al. *Arch Clin Biomed Res*. 2025;9(3):183-195. 4. Deshmukh R, et al. *Cleve Clin J Med*. 2003;70(7):314-322.

The Bidirectional Association Between MDD and Common Antidepressant AEs


MAJOR DEPRESSIVE DISORDER
Depression increases the risk of sexual dysfunction by 50% to 70%[1] and increases the risk of obesity by 58%[2]
bidirectional association
Sexual dysfunction and obesity increase the risk of depression by 130% to 200%[1] and 55%, respectively[2]
SEXUAL DYSFUNCTION & WEIGHT GAIN

1. Atlantis E, et al. *J Sex Med*. 2012;9(6):1497-1507. 2. Luppino FS, et al. *Arch Gen Psychiatry*. 2010;67(3):220-229.

exxua™ (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Implications for EXXUA™ Positioning in Clinical Practice[1-3]

EXXUA™ does not carry a warning about the risk of sexual dysfunction unlike many antidepressants that act on serotonin receptors

- Sexual dysfunction was not reported as an AE with an incidence ≥2% and greater than placebo in pooled MDD studies

No clinically significant increase in body weight compared with placebo

- Mean increase of 1 kg with EXXUA™ vs 0 kg with placebo in Study 1 and 0.3 kg with EXXUA™ vs 0.1 kg with placebo in Study 2
- No weight-related AEs were observed in long-term extension studies

AE, adverse event.

1. Data on file. Clinical Trial Report 134001. Organon Inc. 2001. 2. Data on file. Clinical Study Report FKGBE007. Fabre-Kramer Pharmaceuticals, Inc. 2005. 3. EXXUA™ (gepirone). Prescribing Information. Fabre-Kramer Pharmaceuticals, Inc.

EXXUA™ Demonstrates a Neutral Sexual Profile



Placebo
EXXUA™
Men
Women
Change in DISF-SR domains score
3.5
3
2.5
2
1.5
1
0.5
0
-0.5
-1
Domain 1
Domain 2
Domain 3
Domain 4
Domain 5

Domain 1
Sexual Cognition/ Fantasy

Domain 2
Sexual Arousal/ Excitement

Domain 3
Sexual Behavior/ Activity

Domain 4
Orgasm/Ability to Reach Orgasm

Domain 5
Sexual Satisfaction/ Relationship Satisfaction

*High rates of missing DISF-SR data led to a prespecified decision (prior to unblinding) not to conduct inferential statistical testing.
DISF-SR, Derogatis Inventory for Sexual Function–Self-Report.
Data on file. Clinical Trial Report 134001. Organon Inc. 2001.

exxua™
(gepirone)
extended-release tablets
18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Key Takeaways

- 21.0 million adults in the US live with MDD[1]
- Many patients discontinue or switch treatments due to bothersome side effects[2]
- The safety and tolerability of EXXUA™ have been established in over 1,900 patients[3]
- EXXUA™ provides antidepressant efficacy without causing sexual dysfunction or clinically significant weight gain[4,5]

1. National Institute of Mental Health. Updated July 2023. Accessed December 16, 2025. https://www.nimh.nih.gov/health/statistics/major-depression 2. Bull SA, et al. *JAMA*. 2002;288(11):1403-1409. 3. EXXUA™ (gepirone). Prescribing Information. Fabre-Kramer Pharmaceuticals, Inc. 4. Data on file. Clinical Trial Report 134001. Organon Inc. 2001. 5. Data on file. Clinical Study Report FKGBE007. Fabre-Kramer Pharmaceuticals, Inc. 2005.

EXXUA™ Clinical Trial Data: Efficacy and Safety

Christoph Correll, MD

Professor of Psychiatric Neuroscience, Institute of Behavioral Science, Feinstein Institutes for Medical Research
Professor, Psychiatry and Molecular Medicine, Donald and Barbara Zucker School of Medicine at Hofstra/Northwell
Professor and Chair, Department of Child and Adolescent Psychiatry, Psychosomatic Medicine and Psychotherapy, Charité University Medicine

exxua™ (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Primary and Secondary Endpoints

Study 1[1] and Study 2[2] were 8-week, randomized, double-blind, placebo-controlled, flexible-dose, Phase 3 studies in adults with MDD

Treatment schedule: Initial dosage of 18.2 mg once daily was titrated to 36.3 mg once daily on Day 4. Dosage could be increased to 54.5 mg once daily after Day 7 and 72.6 mg once daily after an additional 7 days

Primary efficacy measure: Change from baseline in the 17-Item Hamilton Depression Rating Scale ($HAM\text{-}D_{17}$) total score at Week 8

Secondary endpoints: Included change from baseline in Montgomery-Åsberg Depression Rating Scale (MADRS) and Clinical Global Impression–Severity (CGI-S) at Week 8

1. Data on file. Clinical Trial Report 134001. Organon Inc. 2001. 2. Data on file. Clinical Study Report FKGBE007. Fabre-Kramer Pharmaceuticals, Inc. 2005.

Baseline Characteristics

	Study 1 (N=202)[1]	Study 2 (N=238)[2]
Mean age	39	38
Female	61%	68%
Race		
Caucasian	73%	65%
Black	9%	23%
Other	18%	12%
Course of illness		
First episode	33%	23%
Chronic	15%	8%
Recurrent after partial recovery	19%	10%
Recurrent after full recovery	33%	59%

1. Data on file. Clinical Trial Report 134001. Organon Inc. 2001. 2. Data on file. Clinical Study Report FKGBE007. Fabre-Kramer Pharmaceuticals, Inc. 2005.

EXXUA™ (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

EXXUA™ Demonstrates Significant Symptom Improvement Compared With Placebo (1 of 4)[1,2]

In Study 1 and 2

- EXXUA™ demonstrated statistically significant improvement from baseline in the HAM-D_{17} total score at Week 8 vs placebo (P=0.018 and P=0.032, respectively)

Change from baseline in the HAM-D_{17} total score at Week 8

	Treatment group	Mean baseline score	LS mean change from baseline	Placebo-subtracted difference (95% CI)
Study 1	**EXXUA™** (n=101) (18.2 to 72.6 mg/day)	22.7	−9.04	**−2.47** (−4.41, -0.53)
	Placebo (n=103)	22.8	−6.75	
Study 2	**EXXUA™** (n=116) (18.2 to 72.6 mg/day)	23.9	−10.22	**−2.45** (−4.47, −0.43)
	Placebo (n=122)	24.2	−7.96	

In Study 1, the final dose of EXXUA™ was 72.6, 54.5, and 36.3 mg/day in 64%, 20%, and 17% of patients, respectively.

In Study 2, the final dose of EXXUA™ was 72.6, 54.5, 36.3, and 18.2 mg/day in 66%, 22%, 10%, and 2% of patients, respectively.

CI, confidence interval; LS, least-squares.

1. Data on file. Clinical Trial Report 134001. Organon Inc. 2001. 2. Data on file. Clinical Study Report FKGBE007. Fabre-Kramer Pharmaceuticals, Inc. 2005.

EXXUA™ Demonstrates Significant Symptom Improvement Compared With Placebo (2 of 4)[1,2]

Mean Change From Baseline in HAM-D$_{17}$ Total Score by Treatment Week[1]



LS Mean Change from Baseline +/- SE
0
-2
-4
-6
-8
-10
-12
0
1
2
3
4
5
6
7
8
Time (week)
EXXUA 18.2 to 72.6 mg/day (n=116)*
Placebo (n=122)
†

Statistically significant separation from placebo as early as 3 weeks

*Percentage of patients at each final dose strength: 72.6 mg (66%), 54.5 mg (22%), 36.3 mg (10%), and 18.2 mg (2%).[1]
†P=0.032 vs placebo.[2]
LS, least-squares; SE, standard error.

1. EXXUA™ (gepirone). Prescribing Information. Fabre-Kramer Pharmaceuticals, Inc.
2. Data on file. Clinical Study Report FKGBE007. Fabre-Kramer Pharmaceuticals, Inc. 2005.

EXXUA™ Demonstrates Significant Symptom Improvement Compared With Placebo (3 of 4)

Mean MADRS Total Score by Treatment Week



Mean ± SE MADRS Score
35
30
25
20
15
10
5
Baseline
2
4
6
8
EXXUA 18.2 to 72.6 mg/day (n=116)
Placebo (n=122)
***
***
**

**$P<0.01$; ***$P<0.005$.
SE, standard error.
Bielski RJ, et al. *J Clin Psychiatry*. 2008;69(4):571-577.

exxua™ (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

EXXUA™ Demonstrates Significant Symptom Improvement Compared With Placebo (4 of 4)

Variable		EXXUA™ (N=116), mean±SE	Placebo (N=122), mean±SE	*P* value[a]
HAM-D$_{17}$	Baseline	23.9±0.3	24.2±0.3	
	Mean change	−10.2±0.8	−8.0±0.7	0.032
MADRS	Baseline	30.3±0.3	30.8±0.3	
	Mean change	−13.7±1.0	−9.9±1.0[b]	0.008
HAM-D$_{28}$	Baseline	33.9±0.5	34.3±0.5	
	Mean change	−15.0±1.1	−11.8±1.0	0.032
HAM-D$_6$	Baseline	12.6±0.1	13.0±0.1	
	Mean change	−5.6±0.4	−4.2±0.4	0.016
CGI-S	Baseline	4.3±0.1	4.3±0.1	
	Mean change	−1.3±0.1	−0.9±0.1[b]	0.015

[a]Change from baseline to Week 8 (reduced model without center attraction); EXXUA™ vs placebo, least mean squares approach. [b]N=121.
HAM-D$_6$, 6-Item Hamilton Depression Rating Scale; HAM-D$_{28}$, 28-Item Hamilton Depression Rating Scale; SE, standard error.

Bielski RJ, et al. *J Clin Psychiatry*. 2008;69(4):571-577.

Reduction in HAM-D_{17} Measures With EXXUA™

Proportion of Patients With MDD Treated With EXXUA™ (N=116) or Placebo (N=122), as Assessed by the HAM-D_{17}



Responders
Remitters
Placebo
EXXUA™
Percentage of patients
Time (weeks)
0
10
20
30
40
50
2
3
4
6
8
*
**

Responders are patients who experienced at least a 50% reduction from their baseline score
Remitters are patients with a HAM-D_{17} total score ≤7

*$P<0.05$; **$P<0.01$.
Bielski RJ, et al. *J Clin Psychiatry*. 2008;69(4):571-577.

exxua™ (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

No Treatment-Emergent Sexual Dysfunction

DISF-SR scores showed no signal of TESD among EXXUA™-treated subjects who completed assessments



Placebo
EXXUA™
Change in DISF-SR score*
12
10
8
6
4
2
0
-2
n=32
n=47
n=20
n=47
Male
Female

- Higher DISF-SR scores indicate improved sexual functioning
- Similar patterns favoring EXXUA™ were observed across the 5 DISF-SR domains
  - Desire, arousal, sexual behavior, orgasm, and drive
- EXXUA™ was not associated with TESD

*High rates of missing DISF-SR data led to a prespecified decision (prior to unblinding) not to conduct inferential statistical testing.
DISF-SR, Derogatis Inventory for Sexual Function–Self-Report.
Data on file. Clinical Trial Report 134001. Organon Inc. 2001.

No Clinically Significant Increase in Body Weight Compared With Placebo

	Treatment group	Mean weight change	≥7% weight gain	Overall signal
Study 1[1]	**EXXUA™** (n=101) (18.2 to 72.6 mg/day)	+1.0 kg	Rare, no difference between groups	Small, clinically insignificant mean increase
	Placebo (n=103)	0.0 kg		No meaningful weight gain
Study 2[2]	**EXXUA™** (n=116) (18.2 to 72.6 mg/day)	+0.3 kg	Rare, no difference from placebo	No meaningful weight gain in either group
	Placebo (n=122)	+0.1 kg		

1. Data on file. Clinical Trial Report 134001. Organon Inc. 2001. 2. Data on file. Clinical Study Report FKGBE007. Fabre-Kramer Pharmaceuticals, Inc. 2005.

exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Safety Considerations With 5-HT_{1A}–Selective Agents: Overview

Safety and tolerability of EXXUA™ were evaluated in 1,976 adult patients with MDD in Phase 2 and 3 clinical studies[1]

Most common adverse reactions were dizziness, nausea, insomnia, abdominal pain, and dyspepsia[1]

- ≥5% and twice the incidence of placebo

Dizziness was mild to moderate and transient[2]

- Incidence dropped from 33.9% at Week 1 to 19% by Week 2 and 2.9% by Week 6 in Study 2

Discontinuation due to AEs was 3% for placebo and 7% for EXXUA™[2]

- No treatment-related serious AEs led to discontinuation, and no deaths occurred in the study

AEs reported with EXXUA™ were predominantly early in onset and time limited, with rapid attenuation over the first several weeks of treatment

AE, adverse event.

1. EXXUA™ (gepirone). Prescribing Information. Fabre-Kramer Pharmaceuticals, Inc.
2. Data on file. Clinical Study Report FKGBE007. Fabre-Kramer Pharmaceuticals, Inc. 2005.

Full Profile of AEs From Clinical Trial Data

Adverse reaction	Placebo (n=230) (%)	EXXUA™ 18.2 to 76.2 mg (n=226) (%)
Dizziness*	10	49
Nausea	13	35
Headache*	20	31
Feeling sleepy or tired*	14	15
Insomnia*	5	14
Diarrhea	9	10
Upper respiratory tract infection	7	8
Dry mouth	5	8
Vomiting	4	7
Abdominal pain*	3	7
Dyspepsia	2	6

*The following terms were combined: dizziness=lightheadedness, dizziness, dizziness postural; headache=headache, sinus headache, tension headache; feeling sleepy or tired=fatigue, sedation, somnolence; insomnia=initial insomnia, insomnia, middle insomnia, terminal insomnia; abdominal pain=abdominal discomfort, abdominal pain, abdominal pain upper.
AE, adverse event.
Data on file. Clinical Study Report FKGBE007. Fabre-Kramer Pharmaceuticals, Inc. 2005.

exxua™ (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Full Profile of AEs From Clinical Trial Data

Adverse reaction	Placebo (n=230) (%)	EXXUA™ 18.2 to 76.2 mg (n=226) (%)
Increased appetite	3	5
Constipation	3	4
Nasopharyngitis	3	4
Nasal congestion	2	4
Paresthesia	1	4
Hyperhidrosis	0	4
Palpitations	0	4
Weight increased	1	3
Agitation	0	3
Feeling jittery	0	3
Heart rate increased	0	2
Lethargy	0	2

AE, adverse event.
Data on file. Clinical Study Report FKGBE007. Fabre-Kramer Pharmaceuticals, Inc. 2005.

exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

QTc Warning and Mitigation Strategies

EXXUA™ prolongs the QTc interval

- The largest mean increase in QTc interval was 18.4 msec at 2-fold the exposure of the maximum recommended dose (100 mg) with an immediate-release formulation, which was discontinued
- No reported cases of QT prolongation as an AE in either of the Phase 3 trials

ECG monitoring

- ECG prior to initiating EXXUA™ is recommended during dosage titration and periodically during treatment
- Correct for electrolyte abnormalities prior to initiating EXXUA™

Please see Important Safety Information throughout and Full Prescribing Information for EXXUA at this presentation.

AE, adverse event; ECG, electrocardiogram.
EXXUA™ (gepirone). Prescribing Information. Fabre-Kramer Pharmaceuticals, Inc.

Key Takeaways[1-3]

- Study 1 and Study 2 were 8-week, randomized, double-blind, placebo-controlled, flexible-dose, Phase 3 studies in adults with MDD
- In these studies, EXXUA™ demonstrated significant improvement from baseline in MADRS total score by Week 4
- Statistically significant remission in symptoms was achieved over placebo as early as Week 3 as assessed by $HAM\text{-}D_{17}$ score changes
- No signal was detected for TESD or clinically significant weight gain
- EXXUA™ prolongs the QTc interval, and ECG monitoring is recommended
- Discontinuation due to AEs was 7% for EXXUA™, and all common AEs were described as mild-to-moderate, which tended to resolve early in treatment

AE, adverse event; ECG, electrocardiogram.

1. Data on file. Clinical Trial Report 134001. Organon Inc. 2001. 2. Data on file. Clinical Study Report FKGBE007. Fabre-Kramer Pharmaceuticals, Inc. 2005. 3. EXXUA™ (gepirone). Prescribing Information. Fabre-Kramer Pharmaceuticals, Inc.

Q & A

Financial Overview

Ryan Selhorn
Chief Financial Officer

EXXUA Key Deal Terms

- **Fixed Payments:**
  - $3M paid at execution
  - Additional $3M paid within forty-five (45) days of 1st anniversary of Commercial Launch
  - Second upfront payment increases to $5M if Net Sales for the first 12 months > $35M
- **Royalties (% of Net Sales):**
  - 28% 'base' royalty
  - 3% cap on cost of goods sold
  - Increased royalty rate if annual Net Sales are greater than $300M
  - Upon royalty trigger or LOE, royalty rates are reduced
- **Milestone payments beginning at $100 million in annual Net Sales**
  - $5 million milestone payment paid at $100 million

exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Financial Highlights

- $32.6 million in cash as of 9/30/25
  - No additional cash requirement expected through profitability
- TTM Adjusted EBITDA of $6.7M
  - TTM operating cash burn of $1.4M
- Original EXXUA launch investment budget of $10M reduced to $6-8M due to efficiencies & cost management
- EXXUA expected gross margin of 66-68%
  - Compares to TTM companywide GM of 67.6%
- Term loan outstanding of $12.5M as of 9/30/25
- Reduced high interest liabilities by $7.4M in TTM

Commercial Launch Plan

Josh Disbrow
Co-Founder & Chief Executive Officer

EXXUA: A Clear Position in the MDD Market

exxua (gepirone) extended-release tablets 18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

EXXUA has a unique profile due to its MOA, which helps explain the lack of impact on sexual function or weight – key issues for many MDD patients

Brand	Novel Mechanism of Action	No Impact of Sexual Function	Weight Neutral	Once Daily Dosing
EXXUA™	✓	✓	✓	✓
SSRIs	✗	✗	✗	✓
SNRIs	✗	✗	✗	✓
Wellbutrin®/Bupropion	✗	✗	✓	✓
Trintellix®	✗	✗	✓	✓
Auvelity®	✓	✗	✓	✗

Please see Important Safety Information throughout and Full Prescribing Information for EXXUA at this presentation.

exxua™
(gepirone)
extended-release tablets
18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Commercial Launch Plan

Greg Pyszczymuka
Chief Commercial Officer

EXXUA Promotional Mix & Commercial Priorities



Sales force promotion
Targeted virtual HCP promotion
Focused non-personal, web-based promotion
Broad Aytu RxConnect
Full retail distribution
New Chemical Entity (NCE) education
Strategic payor assessments
exxua

EXXUA Launch Focus

- **Efficient, multi-faceted launch** with emphasis on sales force promotion and metrics-based performance management
- **Targeted virtual** promotion and pull-through to support broad customer adoption
- **Focused non-personal, web-based promotion** to increase brand awareness and adoption
- **Broad Aytu RxConnect** footprint for enhanced patient access, adoption, & adherence
- **Full retail distribution** to achieve broad-based availability
- **New Chemical Entity (NCE) education** led by cost-effective Medical Affairs-led publication and KOL support

Focused on Psychiatric Practices

Aligned to psychiatry with existing Aytu relationships to maximize initial launch:



High antidepressant Rx volume
Brand centric
Aligned to Aytu RxConnect pharmacies

High EXXUA Potential

- **Annual MDD Market Opportunity:**
  - **Aligned Territories: 140.0 million TRx[1]**
  - **Target HCPs: 18.5 million TRx[1]**
- **~5,500 Target HCPs at initial launch[1]**
- **100% of Target HCPs are aligned RxConnect pharmacies[2]**
- **>50% of branded product TRx volume written by psychiatrists[3]**

Sources: 1. Symphony PrescriberSource® PayerFocus – 12 months ending Nov 25; patients aged 18+, approved HCP specialties only; 2. dbo.rpt_copay_detail_bc; 12 months ending Nov 25; 3. Symphony Metys® - USC 64300 – 12 months ending Nov 25; patients aged 21+ and unknown

Commercial Infrastructure

Efficient, experienced, and leverageable commercial infrastructure for Rx Portfolio through initial 40 territories allows for rapid scalable promotional expansion opportunities

- Lean, direct sales force covers core branded MDD prescribers in our current sales footprint
- Sales force augmented by rolling CSO model to support rapid expansion opportunities
- Further support enabled through in-house analytics platform, virtual/tele-sales and select, efficient direct-to-patient initiatives



Please see Important Safety Information throughout and Full Prescribing Information for EXXUA at this presentation.

Aytu RxConnect Patient Access Program

Aytu RxConnect is a proprietary, best-in-class patient access program, supported by an efficient commercial infrastructure, to support patient access to Aytu Rx products.

- **Developed in-house to drive patient adherence** and **increased script pull-through** of Aytu's Rx brands
- **Over 1,000 pharmacies** nationwide with 100% sales territory coverage; fully supported by in-house pharmacy support team
- Offers prescribers and patients **predictable, hassle-free, and affordable access** to Aytu brands for all commercially insured patients
- **Reduces pharmacy call backs** relating to access barriers (availability, coverage, prior authorizations, step edits, etc.)
- **Increases Rx 'stickiness'** through greater patient adherence (i.e., higher refill rate)


Focused Specialty Sales Force
Rx Connect Platform
Aytu
Non-personal Promotion
Best-in-class Analytics
Specialty Distributors & Partners

Please see Important Safety Information throughout and Full Prescribing Information for EXXUA at this presentation.

exxua™
(gepirone)
extended-release tablets
18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Q & A

exxua™
(gepirone)
extended-release tablets
18.2 mg, 36.3 mg, 54.5 mg, 72.6 mg

Thank you!